Share-based Compensation (Tables)	3 Months Ended
Dec. 31, 2023
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Summary of Fair Value At Grant Date Estimate Using Discounted Cash Flow Model and Black-Scholes Option Pricing Model

The fair value at grant date was estimated using a Discounted Cash Flow model and then a Black-Scholes option pricing model, weighted for the assigned probability of each exit event date scenario. The model takes into account, among other things, a self-investment as well as the potential development of Birkenstock's ordinary redeemable share price. The historical volatility was derived from a peer group. The ordinary redeemable share price of €72.23 was determined based on the following assumptions:

Grant date March 10, 2023
Average revenue growth rates (2023-2027) (%)	16.5%
Average EBITDA margin (2023-2027) (%)	31.0%
Terminal growth rate (2023-2027) (%)	1.5%
After-tax discount rate (%)	9.9%
Average capital expenditure investments (in millions of Euros)	85.8
Dividend yield (%)	0.0%
Expected volatility (%)	34.4%
Expected time period (years) (weighted average of the assumed exit event date scenarios)	1.1
Risk free interest rate (%) (weighted average of the assumed exit event date scenarios)	3.2%

Summary of Stock-Based Compensation Expenses Recognized

For the three months ended December 31, 2023, the Company recognized €3.6 million of share-based compensation expenses in the statement of comprehensive income in the following expense categories:

(In thousands of Euros)	Three months ended December 31, 2023
Sales and marketing expenses	406
General administrative expenses	3,185
Total	3,591

The Company paid personal income taxes of €11.4 million in December 2023 for the fully vested MIP program on behalf of employees. The Company will subsequently be reimbursed by the employees.